Exhibit 99.2


                         Description of the Transaction


On October 4, 1996, Camco Financial Corporation consummated the acquisition of First Ashland Financial Corporation. The acquisition was effected via the issuance of shares of common stock and cash representing an aggregate fair value of $29.1 million for the transaction. The acquisition was accounted for using the purchase method of accounting. Accordingly, the assets and liabilities have been recorded at market value with the excess of the fair value of assets received over liabilities assumed allocated to goodwill.

                          CAMCO FINANCIAL CORPORATION
   PRO FORMA UNAUDITED CONDENSED COMBINED CONSOLIDATED STATEMENT OF EARNINGS
                  For the nine months ended September 30, 1996

                                                CAMCO           FIRST        ACQUISITION      PRO FORMA        FOOTNOTE
                                               FINANCIAL       ASHLAND       ADJUSTMENTS       COMBINED       REFERENCES
                                               ---------       -------       -----------      ---------       ----------
                                                                              DR. (CR.)
                                                                        (Dollars in thousands)


Total interest income                          $ 20,371        $ 4,762          $   31         $ 24,882            (1)
                                                                                   220                             (2)
Total interest expense                                                             221                             (3)
                                                 11,106          2,397            (150)          13,574            (4)
                                               --------        -------          ------         --------
Net interest income                               9,265          2,365             322           11,308

Provision for losses on loans                        69             50              -               119
                                               --------        -------          ------         --------
Net interest income after provision for
   losses on loans                                9,196          2,315             322           11,189

Other income                                      2,677            153                            2,830

General, administrative and other expense
   Employee compensation                          3,391            952            (405)           3,938             (5)
   Federal deposit insurance premiums             2,306            575              -             2,881
   Amortization of goodwill                          -              -              114              114             (6)
   Other                                          3,479            506              -             3,985
                                               --------        -------          ------         --------
Total general, administrative and other
   expense                                        9,176          2,033            (291)          10,918
                                               --------        -------          ------         --------

   Earnings before federal income taxes           2,697            435              31            3,101

Federal income taxes                                917            148              10            1,055             (7)
                                               --------        -------          ------         --------

   NET EARNINGS                                $  1,780        $   287          $   21         $  2,046
                                               ========        =======          ======         ========

   EARNINGS PER SHARE (8)                         $0.86          $0.29                            $0.58
                                               ========        =======                         ========


(1)  Amortization  of  premiums  on  loans,   investments  and   mortgage-backed
     securities.
(2) Loss of interest income on investments of $5.9 million at 5.00%. This amount represents the foregone revenue on investments which were redeemed to fund the cash purchase price.
(3) Interest expense on borrowings to fund remainder of cash purchase price of $5.5 million at 5.38% for nine months.
(4) Premium on deposits over a nine month period (.50% x $399,055 x .75 = $149,646).
(5) Reduction of employee benefit plan expense related to termination of ESOP, RRP and pension plan.
(6)  Amortization of resultant goodwill over a 25 year estimated useful life.
(7)  Tax effects on entries 1 - 7 at 34%.
(8) Camco Financial historic earnings per share is based on 2,075,641 shares outstanding. First Ashland earnings per share is based on 987,434 pro forma equivalent shares outstanding. Pro forma combined condensed consolidated earnings per share is based on 3,063,075 weighted average shares outstanding. On a pro forma basis giving effect to the BIF/SAIF assessment and the reduction of deposit premiums pro forma net earnings would be $3.863 million, or $1.26 per share.


                          CAMCO FINANCIAL CORPORATION
    PRO FORMA UNAUDITED CONDENSED COMBINED CONSOLIDATED FINANCIAL STATEMENTS
                             At September 30, 1996


                                                CAMCO           FIRST        ACQUISITION      PRO FORMA        FOOTNOTE
                                               FINANCIAL       ASHLAND       ADJUSTMENTS       COMBINED       REFERENCES
                                                                              DR. (CR.)
                                               ---------       -------       -----------      ---------       ----------
                                                                        (DOLLARS IN THOUSANDS)

Cash and cash equivalents                      $ 10,998          9,329          $ (5,864)      $ 14,463           (1)
Investment securities, net                        2,860          5,826                31          8,717           (2)
Mortgage-backed securities, net                  22,963          6,661                41         29,665           (2)
Loans receivable, net                           319,103         63,403               765        383,271           (2)
Goodwill, net                                       -              -               3,790          3,790           (8)
Office premises and equipment, net                4,693          1,340               792          6,825           (3)
Other assets                                     17,461          1,972              (418)        19,685           (4)
                                                                                     670                          (7)
                                               --------        -------          ---------      --------
   Total assets                                $378,078        $88,531          $   (193)      $466,416
                                               ========        =======          =========      ========

Deposits                                       $293,373        $62,204              (399)      $355,976           (5)
Advances from FHLB                               48,801          1,490            (5,497)        55,788           (6)
Other liabilities                                 7,231          1,000                -           8,231
                                               --------        -------          ---------      --------
Total liabilities                               349,405         64,694            (5,896)       419,995

Stockholders' equity
   Common stock and additional
     paid in capital (Assumes 3,063,075           9,511         14,415            14,415         27,259
     shares issued and outstanding)                                              (17,748)
   Employee benefit plans                            -          (1,507)           (1,507)            -
   Retained earnings, net                        19,162         10,929            10,929         19,162
                                               --------        -------          ---------      --------
Total stockholders' equity                       28,673         23,837             6,089         46,421
                                               --------        -------          ---------      --------

Total liabilities and stockholders' equity     $378,078        $88,531          $    193       $466,416
                                               ========        =======          =========      ========


(1)  Utilization of First Ashland's existing cash to fund purchase price.
(2)  Fair  value  of  investments,   mortgage-backed  securities  and  loans  at
     September 30, 1996.
(3) Adjustment to reflect office premises and equipment at fair value on September 30, 1996.
(4)  After-tax entry related to pro forma adjustments 1,2,3 and 5.
(5) Fair value adjustment to reflect deposits at fair value at September 30, 1996.
(6) Borrowings from FHLB advances ($5,500) less adjustment to reflect FHLB advances at fair value at September 30, 1996 ($3).
(7)  Tax benefits of ESOP and RRP liabilities.
(8)  Goodwill arising from acquisition.


                          CAMCO FINANCIAL CORPORATION
   PRO FORMA UNAUDITED CONDENSED COMBINED CONSOLIDATED STATEMENT OF EARNINGS
                      For the year ended December 31, 1995


                                                CAMCO           FIRST        ACQUISITION      PRO FORMA        FOOTNOTE
                                               FINANCIAL       ASHLAND       ADJUSTMENTS       COMBINED       REFERENCES
                                               ---------       -------       -----------      ---------       ----------
                                                                              DR. (CR.)
                                                                        (Dollars in thousands)

Total interest income                           $25,440        $ 6,079          $  41         $ 31,185            (1)
                                                                                  293                             (2)
Total interest expense                           14,257          3,337            294           17,688            (3)
                                                                                 (200)                            (4)
                                                -------        -------          -----         --------
Net interest income                              11,183          2,742            428           13,497

Provision for losses (recoveries) on loans          143             (2)            -               141
                                                -------        -------          -----         --------
Net interest income after provision for
   losses on loans                               11,040          2,744            428           13,356

Other income                                      3,293             82             -             3,375
                                                                                  152                             (5)
General, administrative and other expense         8,775          1,759           (489)          10,197            (6)
                                                -------        -------          -----         --------

   Earnings before federal income taxes           5,558          1,067             91            6,534

Federal income taxes                              1,910            322            (10)           2,222             (7)
                                                -------        -------          -----         --------
   NET EARNINGS                                 $ 3,648        $   745          $  81         $  4,312             (8)
                                                =======        =======          =====         ========

   EARNINGS PER SHARE                             $1.76          $0.75                           $1.41
                                                =======        =======                        ========


(1)  Amortization  of  premiums  on  loans,   investments  and   mortgage-backed
     securities.
(2) Loss of interest income on investments of $5.9 million at 5.00%. This amount represents the foregone revenue on investments which were redeemed to fund the cash purchase price.
(3) Interest expense on borrowings to fund remainder of cash purchase price of $5.5 million at 5.38% for the year.
(4)  Premium on deposits over the year (.50% x $399,055).
(5)  Amortization of resultant goodwill over a 25 year estimated useful life.
(6) Reduction of employee benefit plan expense related to termination of ESOP, RRP and pension plan.
(7)  Tax effects on entries 1 - 6 at 34%.
(8) Camco Financial historic earnings per share is based on 2,075,641 shares outstanding. First Ashland earnings per share is based on 987,434 pro forma equivalent shares outstanding. Pro forma combined condensed consolidated earnings per share is based on 3,063,075 weighted average shares outstanding.